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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
First Charter Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement / prospectus.


                                          /s/ KPMG LLP

                                          KPMG LLP


Charlotte, North Carolina
January 18, 2000

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                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Carolina First BancShares, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement / prospectus.


                                       /s/ KPMG LLP

                                       KPMG LLP


Charlotte, North Carolina
January 18, 2000